Risk Administration	12 Months Ended
Dec. 31, 2024
Risk Administration
Risk Administration

Note 5 Risk Administration

Risk administration

In companies where CCU has a controlling interest, the Company’s Administration and Finance Management Department provides a centralized service for the group’s companies to obtain financing and administration of exchange rates, interest rates, liquidity, inflation, raw materials and credit risks. Such activity operates in accordance with a framework of policies and procedures which is regularly reviewed to ensure it fulfils the purpose of managing the risks by business needs.

In companies with a non-controlling interest (VSPT, CPCH, Aguas CCU-Nestlé S.A., Cervecería Kunstmann S.A., Bebidas Bolivianas BBO S.A., Bebidas del Paraguay S.A., Distribuidota del Paraguay S.A. and AV S.A.) the responsibility for this service lies with the respective Board of Directors and respective Administration and Finance Management Department. When applicable, the Board of Directors and Directors Committee has the final responsibility for establishing and reviewing the risk administration structure, as well as for the reviewing significant changes made to risk management policies.

In accordance with financial risk policies, the Company uses derivate instruments only for the purpose of hedging exposure to interest rate and exchange rate risks arising from the Company’s operations and its sources of financing, which some of them are treated as hedges for accounting purposes. Transactions with derivate instruments are exclusively carried out by the Administration and Finance staff and the Internal Audit Management Department regularly reviews the control of this function. Relationships with credit rating agencies and monitoring of financial restrictions (covenants) are also managed by the Administration and Finance Management Department.

The Company’s main risk exposure is related to exchange rates, interest rates, inflation and raw materials price (commodities), taxes, trade accounts receivable and liquidity. Several types of financial instruments are used to manage the risk originated by these exposures.

For each of the following points, where applicable, the sensitivity analysis developed are merely for illustration purposes, since in practice the variables used for this excercise rarely change without affecting each other and without affecting other factors that were considered as constant and which also affect the Company’s financial position and results.

Exchange rate risk

The Company is exposed to exchange rate risks originated by: a) its net exposure to foreign currency assets and liabilities, b) exports revenues, c) the purchase of raw materials and capital investments in foreign currencies, or indexed in such currencies, and d) the net investment of subsidiaries in foreign countries. The Company’s greatest exchange rate exposure is to the variation on the Chilean peso as compared to the US Dollar, Euro, Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso.

As of December 31, 2024, the Company maintained foreign currency obligations amounting to ThCh$ 725,459,706 (ThCh$ 673,839,310 for the year ended December 31, 2023) mostly denominated in US Dollars. Foreign currency obligations ThCh$ 600,172,708 as of December 31, 2024 (ThCh$ 544,341,120 for the year ended December 31, 2023) represent a 44% (42% as of December 31, 2023) of total other financial liabilities. The remaining 56% (58% as of December 31, 2023) is mainly denominated in Unidades de Fomento (inflation-indexed Chilean monetary unit – see inflation risk section) and CLP. In addition, the Company has assets in foreign currency the amount of ThCh$ 621,497,508 (ThCh$ 564,888,883 for the year ended December 31, 2023) that mainly correspond to cash and cash equivalent and export accounts receivable.

To protect the value of the net foreign currency assets and liabilities position of its Chilean and Argentinean operations, the Company enters into derivate contracts (currency forwards) to mitigate any variation in the Chilean peso and Argentinean peso as compared to other currencies.

Regarding the operations of foreign subsidiaries, the net liability exposure in US Dollars and other currencies after the use of derivative instruments, is equivalent to ThCh$ 74,315,533 (ThCh$ 42,453,444 as of December 31, 2023).

As of December 31, 2024 the net exposure in Chile, in US Dollars and other currencies after the use of derivate instruments, is liability in the amount of ThCh$ 4,356,360 (ThCh$ 7,510,628 for the year ended December 31, 2023).

As of December 31, 2024 of the Company’s total sales, both in Chile and abroad, 5% (5% as of December 31, 2023 and 6% as of December 31, 2022) corresponds to export sales in foreign currencies, mainly US Dollars, Euros, British pounds and other currencies and approximately 65% (62% as of December 31, 2023 and 63% as of December 31, 2022) of total direct costs correspond to raw materials and products purchased in foreign currencies, or indexed to such currencies. The Company does not hedge the possible variations in the expected cash flows from such transactions.

The Company is also exposed to fluctuations in exchange rates related to the conversion from the US Dollar, Argentine Peso, the Paraguayan Guaraní, the Uruguayan Peso, the Bolivian Peso, the British pound, the Peruvian Sol and the Colombian Peso to Chilean Pesos with respect to assets, liabilities, income and expenses of its subsidiaries in Argentina, United States, Uruguay, Paraguay, Bolivia, China and United Kingdom, associates in Argentina and Perú and a joint venture in Colombia. The Company does not hedge the risks associated to the conversion of its subsidiaries, whose effects are recorded in equity.

Exchange rate sensitivity analysis

The effect of foreign exchange gains (losses) recognized in the Consolidated Statement of Income by Function for the year ended December 31, 2024, related to assets and liabilities denominated in foreign currency, was a loss of ThCh$ 17,797,269 (ThCh$ 65,944,570 on 2023 and ThCh$ 20,173,381 on 2022)).

Considering the exposure in Chile at December 31, 2024, after the use of derivative instruments is a liability of ThCh$ 4,356,360 (ThCh$ 7,510,628 as of December 31, 2023), and assuming a 10% increase/decrease in the exchange rate, and keeping constant all other variables such as interest rates constant, it is estimated that the effect on the Company’s net income would be a gain/loss after taxes of ThCh$ 318,014 (ThCh$ 545,052 for the year ended December 31, 2023 and ThCh$ 43,941 for the year ended December 31, 2022) associated of the owners of the controller.

Considering that approximately 5% of the Company’s sales revenue comes from export sales carried out in Chile (5% for the 2023 and 6% for the year ended December 31, 2022), in currencies other than Chilean Peso, and that approximately 65% (62% as of December 31, 2023 and 63% for the year ended December 31, 2022) of the Company’s direct costs are in or indexed to the US Dollar and assuming that the functional currencies will appreciate/depreciate by 10% in respect to the US Dollar, and keeping all other variables constant, the hypothetical effect on the Company’s income would be a gain/loss after taxes of ThCh$ 48,376,600 (ThCh$ 41,161,484 as of December 31, 2023 and ThCh$ 43,950,998 for the year ended December 31, 2022).

The Company can also be affected by changes in the exchange rate of the countries where its foreign subsidiaries operate, since income is converted to Chilean Pesos at the average exchange rate of each month (except for Argentina which uses the end of period exchange rate as the reporting date). The operating income of foreign subsidiaries for the period ended December 31, 2024 was an income of ThCh$ 31,554,223, income of ThCh$ 60,164,242 on 2023 and loss of ThCh$ 63,345,544 en 2022 ). Therefore, a depreciation/appreciation of 10% in the exchange rate of the Argentine Peso, the Uruguayan Peso, the Paraguayan Guarani and the Bolivian peso against the Chilean Peso, would result in a gain/loss before taxes ThCh$ 3,155,422 (ThCh$ 6,016,424 as of 2023 and ThCh$ 6,334,554 on 2022).

The net investment in foreign subsidiaries, joint ventures and associates as of December 31, 2024 amounted to ThCh$ 549,120,456, ThCh$ 123,023,739 and ThCh$ 1,813,525 respectively (ThCh$ 288,873,649, ThCh$ 135,198,194 and ThCh$ 1,743,986 as of December 31, 2023). Assuming a 10% increase or decrease in the Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian Peso and Colombian Peso against the Chilean Peso, and maintaining all other variables constant, the increase/decrease would hypothetically result in a gain/loss of ThCh$ 67,395,772 (ThCh$ 42,581,583 the 2023 and ThCh$ 54,791,581 the 2022) recorded as a credit/charge to equity.

The Company does not hedge risks associated to currency conversion of the financial statements of its subsidiaries that have a different functional currency, whose effects are recorded in equity.

Interest rate risk

Interest rate risk mainly originates from the Company’s financing sources.

To manage interest rate risk, the Company has a policy which seeks to reduce the volatility of its finance cost, and maintain a suitable percentage of its debt in fixed rate instruments. The financial position is mainly set by the use of short-term and long-term, as well as derivate instruments such as cross currency swaps.

As of December 31, 2024 and December 31, 2023, after considering the effect of interest rates and currency swaps, a 100% of the Company’s debt is at fixed interest rates.

The term and conditions of the Company’s obligations with financial institutions as of December 31, 2024, including exchange rates, interest rate, maturities and effective interest rates, are detailed in Note 21 - Other financial liabilities.

Interest rate sensitivity analysis

The total financial cost recognized in the Consolidated Statement of Income by Function for the year ended December 31, 2024, related to short and long-term debt amounted to ThCh$ 97,165,278 (ThCh$ 77,023,048 as of 2023 and ThCh$ 75,930,875 as of 2022).

Inflation risk

The Company maintains agreements indexed to Unidades de Fomento (UF) with third parties, as well as UF indexed financial debt which means the Company is exposed to fluctuations in the UF, generating an increase in the value of those agreements and liabilities if the UF increases due to inflation. This risk is partially mitigated by the Company’s policy of keeping net sales per unit in UF constant as long as the market conditions allow it, and taking cross currency swaps if the market conditions are favorable to the Company.

Inflation in Argentina has shown significant increases since the beginning of 2018. The cumulative inflation rate of three years, calculated using different combinations of consumer price indices, has exceeded 100% for several months, and it’s still increasing. The cumulative three-year inflation calculated using the general price index has already exceeded 100%. Therefore, as prescribed by IAS 29, Argentina was declared a hyperinflationary economy as of July 1, 2018. (See Note 2 - Summary of significant accounting policies (2.4)).

Inflation sensitivity analysis

Income from indexation units recognized in the Consolidated Statement of Income by Function for the year ended December 31, 2024, related to UF indexed short and long-term debt and the application of Hyperinflation Accounting in Argentina, is a loss of ThCh$ 10,722,033 (loss of ThCh$ 14,025,895 on 2023 and gain of ThCh$ 1,198,565 on 2022)). Assuming a reasonably possible 3% increase/decrease in the Unidad de Fomento and 30% of inflation in Argentina, and keeping all other variables such as interest rates constant, the aforementioned increase/decrease would hypothetically result in a gain/loss of ThCh$ 8,948,677 (ThCh$ 11,592,842 as of December 31, 2023 and ThCh$ 4,681,098 in 2022).

Raw material Price risk

The main exposure to raw materials price variation is related to barley, malt, and cans used in the production of beer, concentrates, sugar and plastic containers used in the production of soft drinks and bulk wine and grapes for the manufacturing of wine and spirits.

Malt and cans

In Chile, the Company obtains its malt supply from both local producers and the international market. Long-term supply agreements are entered into with local producers where the barley price is set annually according to market prices, which are used to determine the price of malt according to the agreements.

The purchase commitments made expose the Company to raw materials price fluctuation risk. CCU Argentina acquires malt from local producers. These raw materials represent approximately 8% (8% as of December 31, 2023 and 6% for the year ended December 31, 2022) of the direct cost of the Chile Operating segment.

For the period ended December 31, 2024 in the Chile Operation segment, the cost of cans represented approximately 22% of direct costs (21% as of December 31, 2023 and 24% for the year ended December 31, 2022). In the International Business Operating segment, the cost of cans represented approximately 35% of direct raw materials costs December 31, 2024 (32% as of December 31, 2023 and 37% for the year ended December 31, 2022).

Concentrates, sugar and plastic containers

The main raw materials used in the production of non-alcoholic beverages are concentrated, which are mainly acquired from licenses, sugar and plastic resin for the manufacturing of plastic bottles and containers. The Company is exposed to price fluctuation risks involving these raw materials, which jointly represent approximately 28% (28% as of December 31, 2023 and 26% for the year ended December 31, 2022) of the direct cost of the Chile Operating segment.

The Company does not engage in hedging raw materials purchases.

Grapes and wine

The main raw materials used by subsidiary Viña San Pedro Tarapacá S.A. (from now VSPT) for wine production are grapes harvested from its own vineyards and grapes and wine acquired from third parties through long-term and spot contracts. In the last 12 months, approximately 34% (34% for the year endend December 31, 2023 and 27% for the year ended December 31, 2022) of VSPT’s total wine supply came from its own vineyards. Regarding our export market, and considering our focus on this market, approximately 57% (57% for the year endend December 31, 2023 and 45% for the year ended December 31, 2022) of our wine supply for export came from our own vineyards.

The remaining 66% (66% for the year endend December 31, 2023 and 73% for the year ended December 31, 2022) supply was purchased from third parties through long-term and spot contracts. In the last 12 months, the subsidiary VSPT acquired 56% (48% for the year enden December 31, 2023 and 58% for the year ended December 31, 2022) of the necessary grapes and wine from third parties through spot contracts. Additionally, the long-term transactions were 10% (17% as of December 31, 2023 and 15% as of December 31, 2022) of the total supply.

We should consider that as of December 31, 2024 wine represents 53% (56% as of December 31, 2023 and 59% for the year ended December 31, 2022) of the total direct cost of the Wine Operating segment, and supplies purchased from third parties represented 30% (27% as of December 31, 2023 and 34% for the year ended December 31, 2022).

Raw material Price sensitivity analysis

Total direct costs in the Consolidated Statement of Income by Function for the year ended December 31, 2024 amounted to ThCh$ 1,232,870,856 (ThCh$ 1,090,286,882 on 2023 and ThCh$ 1,188,930,623 on 2022). Assuming a reasonably possible 8% increase/decrease in the direct cost of each Operating segment and keeping all other variables such as exchange rates constant, the aforesaid increase/decrease would hypothetically result into a gain/loss before taxes of ThCh$ 65,932,456 (ThCh$ 61,638,324 on 2023 and ThCh$ 62,291,401 on 2022) for the Chile Operating segment, ThCh$ 25,188,226 (ThCh$ 17,294,358 as of December 31, 2023 and 23,328,732 as of December 31, 2022) for the International Business Operating segment and ThCh$ 10,532,781 (ThCh$ 9,926,816 on 2023 and ThCh$ 11,714,298 on 2022) for the Wine operating segment.

Credit risk

The credit risk which the Company is exposed to originates from: a) trade accounts receivable from retail customers, whole sale distributors and supermarket chains in the domestic market; b) accounts receivable from exports; and c) financial instruments maintained with Banks and financial institutions, such as demand deposits, mutual fund investments, instrument acquired under resale commitments and derivatives.

Domestic market

The credit risk related to trade accounts receivable from domestic markets is managed by the Credit and Collections Management Department, and is monitored by the Credit Committee of each business unit.

The domestic market mainly refers to accounts receivables in Chile and represents 58% of total trade accounts receivable (65% for the year ended December 31, 2023). The Company has a wide base of customers that are subject to the policies, procedures and controls established by the Company. Credit limits are established for all customers on the basis of an internal rating and their payment behavior. Outstanding trade accounts receivable are regularly monitored. In addition, the Company purchases credit insurance that covers 90% of individually significant accounts receivable balances, coverage that as of December 31, 2024 is equivalent to 83% (83% as of December 31, 2023) of total accounts receivable.

Overdue, but not impaired, trade accounts receivables represent customers that are less than 24 days average overdue (24 as of December 31, 2023).

As of December 31, 2024, the Company has approximately 1,800 customers (1,650 as of December 31, 2023) with more than Ch$ 10 million in debt each, which altogether represent approximately 89% (89% as of December 31, 2023) of total trade accounts receivable. There are 373 customers (305 customers as of December 31, 2023) with balances in excess of Ch$ 50 million each, representing approximately 78% (78% as of December 31, 2023) of the total accounts receivable. The 88% (88% as of December 31, 2023) of those accounts receivable are covered by credit insurance.

The Company sells its products through retail customers, wholesale distributors and supermarket chains, with a credit worthiness of 99% (99% as of December 31, 2023).

As of December 31, 2024 the Company has no significant guarantees from its customers.

The Company believes that no additional credit risk provisions other than the individual and collective provisions determined as of December 31, 2024, that amount to ThCh$ 7,785,695 (ThCh$ 7,751,305 for the year ended December 31, 2023), are needed since a large percentage of these are covered by insurance (See Note 10 - Trade and other receivable).

Exports market

The credit risk related to accounts receivable from exports is managed by the Head of Credit and Collections and is monitored by the Administration and Finance Management Department. VSPT’s export trade accounts receivable represent 11% of total trade accounts receivable (10% as of December 31, 2023). VSPT has a wide base of customers, in more than eighty countries, which are subject to the policies, procedures and controls established by VSPT. In addition, VSPT acquires credit insurance to cover 90% of individually significant accounts receivable. This coverage accounts for more than 84% (90% as of December 31, 2023) of total accounts receivable are covered. Pending payments of trade accounts receivable are regularly monitored. Apart from the credit insurance, having diversified sales in different countries decreases the credit risk.

As of December 31, 2024 there were 85 customers (73 customers as of December 31, 2023) with more than ThCh$ 65,000 of debt each, which represent 95% (93% as of December 31, 2023) of VSPT´s total export market accounts receivable.

Regarding VSPT’s export customers, overdue, but no impaired, trade accounts receivables are customers that are less than 43 days average overdue (56 days average as of December 31, 2023).

The Company believes that no credit risk provisions are necessary other than the individual and collective provisions determined as of December 31, 2024. See analysis of accounts receivable aging and losses due to impairment of accounts receivables (See Note 10 - Trade and other receivable).

Financial investments and derivatives

Financial investments correspond to time deposits, which are financial instruments acquired with repurchase agreements at fixed interest rate, maturing in less than three months placed in financial institutions in Chile, so there are not exposed to significant market risk. Derivatives are measured at fair value and traded only in the Chilean market. Since 2018, the amendment to IFRS 9, which requires changes to the valuation of derivative financial instruments considering the counterparty risk (CVA and DVA), is applied. The CVA and DVA effect is calculated using the probability of default of the counterparty or CCU, when applicable, assuming a 40% recovery rate for each derivative instrument. For CCU, the default probability is obtained from the spread of corporate bonds with the same credit risk rating than CCU, while for the counterparty, considers the sum between the Credit Default Swap (CDS) of Chile and the CDS of Citibank in the United States. As of December 31, 2024 the effect is not material.

Tax risk

Our businesses are subject to different taxes in the countries where we operate, including, among others, income taxes and specific taxes on alcoholic and non-alcoholic beverages. An increase in the rates of these taxes, or any other tax, or changes in the regulations of them, could negatively affect our sales and profitability.

Liquidity risk

The Company manages liquidity risk at a consolidated level. Cash flows from operating activities are the main source of liquidity. Additionally, the Company has the ability to issue debt and equity instruments in the capitals market based on our needs.

In order to manage short-term liquidity, the Company considers projected cash flows for a twelve-month moving period and maintains cash and cash equivalents available to meet its obligations.

Based on current operating performance and its liquidity position, the Company estimates that cash flows from operation activities and available cash will be sufficient to finance working capital, capital investments, interest payments, dividend payment and debt payment requirement for the next 12-months period and in the foreseeable future.

The Company’s financial liabilities maturities as of December 31, 2024 and 2023 based on non-discounted contractual cash flows are summarized as follows:

As of December 31, 2024	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	More than 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Others financial liabilities (no derivatives)
Bank borrowings	207,904,935	27,660,050	22,865,553	80,529,312	104,271,082	4,918,795	240,244,792
Bond payable	1,157,437,074	15,010,590	103,735,572	106,227,041	62,491,195	1,177,559,067	1,465,023,465
Lease liabilities	49,233,868	3,217,880	7,862,529	13,956,205	8,530,907	26,162,114	59,729,635
Deposits for return of bottles and containers	11,772,459	-	11,772,459	-	-	-	11,772,459
Sub-Total	1,426,348,336	45,888,520	146,236,113	200,712,558	175,293,184	1,208,639,976	1,776,770,351
Derivatives
Derivatives not designated as hedges	652,079	652,079	-	-	-	-	652,079
Derivatives designated as hedges	12,667,177	1,359,777	2,833,330	5,526,492	5,541,056	-	15,260,655
Sub-Total	13,319,256	2,011,856	2,833,330	5,526,492	5,541,056	-	15,912,734
Total	1,439,667,592	47,900,376	149,069,443	206,239,050	180,834,240	1,208,639,976	1,792,683,085

(*)	See current and non-current book value in Note 7 - Financial Instruments.

As of December 31, 2023	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	More than 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Others financial liabilities (no derivatives)
Bank borrowings	198,569,040	18,446,613	15,884,136	39,244,074	168,351,944	6,773,214	248,699,981
Bond payable	1,089,489,347	13,599,586	43,987,484	168,542,146	70,621,982	1,105,895,648	1,402,646,846
Lease liabilities	41,204,099	2,417,780	6,258,386	12,657,830	6,149,772	26,518,546	54,002,314
Deposits for return of bottles and containers	11,774,922	-	11,774,922	-	-	-	11,774,922
Put option liability (1)	28,554,669	28,636,699	-	-	-	-	28,636,699
Sub-Total	1,369,592,077	63,100,678	77,904,928	220,444,050	245,123,698	1,139,187,408	1,745,760,762
Derivatives
Derivatives not designated as hedges	468,541	468,541	-	-	-	-	468,541
Derivatives designated as hedges	12,541,188	1,428,407	1,869,494	5,742,758	5,757,322	-	14,797,981
Sub-Total	13,009,729	1,896,948	1,869,494	5,742,758	5,757,322	-	15,266,522
Total	1,382,601,806	64,997,626	79,774,422	226,186,808	250,881,020	1,139,187,408	1,761,027,284

(*)	See current and non-current book value in Note 7 - Financial Instruments.
(1)	See Note 1 - General Information, letter C), number (4).